UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[_]  Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]  Definitive  information  statement


Company  Name:  HAIRMAX  INTERNATIONAL,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act  Rules 14c-5(g)and 0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
      Common  Stock,  $.001  par  value.

(2)  Aggregate  number  of  securities  to  which  transaction  applies:
      206,921,001  shares  of  Common  Stock.

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:

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                          HAIRMAX INTERNATIONAL, INC.
                        9900 West Sample Road, Suite 300
                          Coral Springs, Florida 33065


                                January 10, 2005

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on December 28, 2004, of Hairmax International, Inc. ("HMAX" or the "Company"), a Nevada corporation, in connection with one proposal to amend the corporate charter to change the name of the corporation from Hairmax International, Inc. to China Digital Media Corporation, which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the "Name Change Proposal").

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

     Holders of approximately 86% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.


By  Order  of  the  Board  of  Directors,


/s/  Ng  Chi  Shing
     --------------
     Ng  Chi  Shing
     President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                          HAIRMAX INTERNATIONAL, INC.
                                    Contents
Introduction                                                                   3

Item 1.   Information Required by Items of Schedule 14A                        4
      A.  No Time, Place or Date for Meeting of Shareholders                   4
      B.  Dissenters' Rights                                                   4
      C.  Voting Securities and Principal Holders Thereof                      4
      D.  Amendment of Charter - Name Change Proposal                          5
          Reasons and Benefits of the Transaction                              5
      E.  Federal Tax Consequences                                             6
Item 2.   Statements that Proxies are not Solicited                            6
Item 3.   Interest of Certain Persons                                          6
Item 4.   Other and General Information                                        6
Item 5.   Documents Incorporated By Reference                                  7
Exhibit 10 Plan of Exchange                                                    8

INTRODUCTION

     The majority shareholders of this 1934 Act Registrant, Hairmax International, Inc., have taken an Action By Majority Shareholders Consent Without A Meeting (hereinafter, "Majority Shareholder Action") pursuant to NRS 78.320, to change the name of the corporation to China Digital Media Corporation. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c-2 thereunder.

     The Company has signed a Plan of Exchange, dated December 28, 2004 (the "Plan of Exchange"), with Arcotect Digital Technology Ltd., a corporation organized under the laws of Hong Kong ("ADT"), pursuant to which it will acquire ADT in a two-step transaction authorized pursuant to NRS 92A.120. In the first step, the shareholders of ADT (the "ADT Shareholders") acquired 2,850,000 shares of the Company's Series A Convertible Preferred Stock, each share of which is convertible into 200 shares of common stock. In the second step, the Company will issue 20 million shares of common stock to the ADT Shareholders in exchange for all of their shares of capital stock of ADT, whereupon ADT will become a wholly-owned subsidiary of the Company. An executed copy of the Plan of Exchange is attached hereto as Exhibit 10. The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission reporting the execution of the Plan of Exchange, as well as an Information Statement on Schedule 14F-1 ten days prior to the change of control of the Company, which will occur as promptly as practicable after the date hereof.

     We are a Nevada corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB).

Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB and our September 30, 2004 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM  1.  INFORMATION  REQUIRED  BY  ITEMS  OF  SCHEDULE  14A

A.  NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

     There WILL NOT be a meeting of shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This Information Statement is first being mailed on or about December 28, 2004 to the holders of Common Stock as of the Record Date on December 28, 2004.

B.  DISSENTERS'  RIGHTS.

     Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C.  THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

     The proposal to amend the corporate charter to change the name of the corporation to China Digital Media Corporation was approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to NRS 78.320. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 85.67% of all shares issued and outstanding. The proposal is not effective before first completion of this
Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

     ON DECEMBER 28, 2004, THE RECORD DATE, THERE WERE 206,921,001 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. THE COMPANY AUTHORIZED A 100:1 REVERSE STOCK SPLIT ON NOVEMBER 22, 2004, WHICH WILL BECOME EFFECTIVE ON JANUARY 7,
2005, UPON THE EXPIRATION OF THE 20 DAY WAITING PERIOD REQUIRED BY RULE 14C-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. EACH SHARE OF COMMON
STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

     The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of December 28, 2004, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

       OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF DECEMBER 28, 2004

--------------------------------------------------------------------------------
Name  and  Address of                           Amount and nature     Percentage
Beneficial  Owner                                 of Beneficial     (1) of Class
                                                   Ownership
--------------------------------------------------------------------------------

Edward  A.  Roth
President
P.O.  Box  9637
Coral  Springs,  FL  33069                          177,263,001           85.67%
--------------------------------------------------------------------------------


All  Officers  and Directors as a Group             182,509,686           88.20%
--------------------------------------------------------------------------------
Total  Shares  Issued and Outstanding               206,921,001          100.00%
--------------------------------------------------------------------------------


     Notes  to  the  table:

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

D.  AMENDMENT  OF  CHARTER  -  NAME  CHANGE  PROPOSAL.

     The proposal to amend the corporate charter to change the name of the corporation to China Digital Media Corporation, was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than January 28, 2005.

     REASONS FOR AMENDMENT. The Company has signed a Plan of Exchange with ADT pursuant to which it will acquire ADT in a two-step transaction authorized pursuant to NRS 92A.120 on the Closing date. Upon consummation of the exchange transaction, ADT will become a subsidiary of the Company. Accordingly, the Company desires to change its name to something that reflects its new business as a holding company for the ADT subsidiary and possibly other companies that may be acquired in the future by the Company.

E.  FEDERAL  TAX  CONSEQUENCES.

     There  are  no  tax  consequences  to  the  Name  Change  Proposal.

ITEM  2.  STATEMENTS  THAT  PROXIES  ARE  NOT  SOLICITED.

            WE  ARE  NOT  ASKING  FOR  A  PROXY  AND  SHAREHOLDERS  ARE
                    NOT  REQUESTED  TO  SEND  US  A  PROXY.


ITEM  3.  INTEREST  OF  CERTAIN  PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

--------------------------------------------------------------------------------
Title  of Class     Name and Address              Amount     Nature     Percent

   Common           Edward  A  Roth            177,263,001   Direct      85.67%
                    P.O.  Box  9637
                    Coral  Springs,  FL  33069


ITEM  4.  OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended September 30, 2004, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by HMAX can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM  5.  DOCUMENTS  INCORPORATED  BY  REFERENCE.

(a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 is hereby incorporated by reference.

(b) The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 is hereby incorporated by reference.



                                       HAIRMAX  INTERNATIONAL,  INC.


                                       By:  /s/  Ng  Chi  Shing
                                            Ng  Chi  Shing
                                            President

Dated:  January  10,  2005






Exhibit  10.  Plan  of  Exchange  dated  December  28,  2004

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